EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2018 Financial Results

SAN RAFAEL, Calif., Oct. 18, 2018 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2018 of $17.0 million and diluted earnings per common share ("EPS") of $0.63; third quarter 2018 results include a $585 thousand tax-exempt life insurance policy gain and a $3.5 million contingency settlement, which on an aggregate basis reduced EPS $0.07. Third quarter 2018 results compare to second quarter 2018 net income of $18.0 million and EPS of $0.67, and third quarter 2017 net income of $15.0 million and EPS of $0.57.

"Third quarter 2018 net interest income demonstrated continuing improvement as rising market interest rates benefit the yields on our interest earning assets. Our annualized funding costs were unchanged at 0.04 percent of interest-earning assets due to the predominance of low-cost checking and savings accounts in our deposit portfolio. The net interest margin on a fully-taxable equivalent (“FTE”) basis rose from 3.08 percent in the second quarter 2018 to 3.10 percent in the third quarter 2018. Asset quality remains solid with nonperforming assets totaling only $6.5 million at September 30, 2018, and net loan losses of $1 million for the first nine months of 2018,” said Chairman, President and CEO David Payne. “Third quarter 2018 results generated an annualized 10.6 percent return on average common equity. These consistent operating results allowed the Board of Directors to approve a $0.40 per share dividend in the third quarter 2018, totaling $10.7 million, for our shareholders,” concluded Payne.

Net interest income (FTE) was $37.1 million for the third quarter 2018, compared to $36.6 million for the second quarter 2018 and $35.7 million for the third quarter 2017. The net interest margin (FTE) was 3.10 percent for the third quarter 2018, compared to 3.08 percent for the second quarter 2018 and 3.10 percent for the third quarter 2017. Checking and savings deposits, which are less sensitive to rising interest rates than time deposits, represented ninety-six percent of the Company’s average deposit base during the third quarter 2018.

The Company recognized no provision for loan losses for the third quarter 2018 given stable nonperforming loan volumes and other credit quality attributes.

Noninterest income for the third quarter 2018 totaled $12.5 million, compared to $11.8 million for the second quarter 2018 and $12.5 million for the third quarter 2017. Noninterest income for the third quarter 2018 included a tax-exempt life insurance policy gain of $585 thousand.

Noninterest expense for the third quarter 2018 totaled $27.0 million, compared to $24.0 million for the second quarter 2018 and $24.1 million for the third quarter 2017. Noninterest expense for the third quarter 2018 included a $3.5 million contingency settlement as the Company achieved a mediated settlement to dismiss a lawsuit.

The tax rate (FTE) applied to pre-tax income (FTE) was 25.0 percent for the third quarter 2018, compared to 26.1 percent for the second quarter 2018 and 37.7 percent for the third quarter 2017. The lower tax rates for 2018 compared to 2017 reflect a reduction in the federal corporate tax rate due to the Tax Cuts and Jobs Act of 2017. The book tax provisions for the third quarter 2018 and the second quarter 2018 include tax benefits of $152 thousand and $128 thousand, respectively, for tax deductions from the exercise of employee stock options which exceed related compensation expense recognized in the financial statements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
  Westamerica Bancorporation
  1108 Fifth Avenue, San Rafael, CA 94901
  Robert A. Thorson – SVP & Chief Financial Officer
  707-863-6840
  investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2017 filed on Form 10-K and quarterly report for the quarter ended June 30, 2018 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 18, 2018
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2018

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'18	Q3'17	Change	Q2'18

Net Interest and Fee Income (FTE)	$37,137	$35,680	4.1%	$36,585
Reversal of Provision for Loan Losses	-	-	n/m	-
Noninterest Income	12,528	12,548	-0.2%	11,769
Noninterest Expense	27,005	24,114	12.0%	23,977
Income Before Taxes (FTE)	22,660	24,114	-6.0%	24,377
Income Tax Provision (FTE)	5,667	9,097	-37.7%	6,367
Net Income	$16,993	$15,017	13.2%	$18,010

Average Common Shares Outstanding	26,701	26,309	1.5%	26,630
Diluted Average Common Shares	26,815	26,404	1.6%	26,728

Operating Ratios:
Basic Earnings Per Common Share	$0.64	$0.57	12.3%	$0.68
Diluted Earnings Per Common Share	0.63	0.57	10.5%	0.67
Return On Assets (a)	1.19%	1.09%		1.29%
Return On Common Equity (a)	10.6%	9.9%		11.6%
Net Interest Margin (FTE) (a)	3.10%	3.10%		3.08%
Efficiency Ratio (FTE)	54.4%	50.0%		49.6%

Dividends Paid Per Common Share	$0.40	$0.39	2.6%	$0.40
Common Dividend Payout Ratio	63%	68%		60%

			%
	9/30'18YTD	9/30'17YTD	Change

Net Interest and Fee Income (FTE)	$109,189	$107,474	1.6%
Reversal of Provision for Loan Losses	-	(1,900)	n/m
Noninterest Income	36,252	36,328	-0.2%
Noninterest Expense	75,196	73,125	2.8%
Income Before Taxes (FTE)	70,245	72,577	-3.2%
Income Tax Provision (FTE)	17,736	26,712	-33.6%
Net Income	$52,509	$45,865	14.5%

Average Common Shares Outstanding	26,622	26,260	1.4%
Diluted Average Common Shares	26,736	26,379	1.4%

Operating Ratios:
Basic Earnings Per Common Share	$1.97	$1.75	12.6%
Diluted Earnings Per Common Share	1.96	1.74	12.6%
Return On Assets (a)	1.25%	1.13%
Return On Common Equity (a)	11.2%	10.4%
Net Interest Margin (FTE) (a)	3.07%	3.12%
Efficiency Ratio (FTE)	51.7%	50.9%

Dividends Paid Per Common Share	$1.20	$1.17	2.6%
Common Dividend Payout Ratio	61%	67%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'18	Q3'17	Change	Q2'18

Interest and Fee Income (FTE)	$37,664	$36,153	4.2%	$37,044
Interest Expense	527	473	11.4%	459
Net Interest and Fee Income (FTE)	$37,137	$35,680	4.1%	$36,585

Average Earning Assets	$4,786,511	$4,587,848	4.3%	$4,752,887
Average Interest-
Bearing Liabilities	2,733,670	2,687,620	1.7%	2,729,671

Yield on Earning Assets (FTE) (a)	3.14%	3.14%		3.12%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.10%	3.10%		3.08%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.07%		0.07%
Net Interest Spread (FTE) (a)	3.06%	3.07%		3.05%

			%
	9/30'18YTD	9/30'17YTD	Change

Interest and Fee Income (FTE)	$110,634	$108,903	1.6%
Interest Expense	1,445	1,429	1.1%
Net Interest and Fee Income (FTE)	$109,189	$107,474	1.6%

Average Earning Assets	$4,754,436	$4,601,931	3.3%
Average Interest-
Bearing Liabilities	2,732,520	2,694,785	1.4%

Yield on Earning Assets (FTE) (a)	3.11%	3.16%
Cost of Funds (a)	0.04%	0.04%
Net Interest Margin (FTE) (a)	3.07%	3.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.07%
Net Interest Spread (FTE) (a)	3.04%	3.09%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'18	Q3'17	Change	Q2'18

Total Assets	$5,648,004	$5,441,612	3.8%	$5,587,871
Total Earning Assets	4,786,511	4,587,848	4.3%	4,752,887
Total Loans	1,194,874	1,287,740	-7.2%	1,209,049
Commercial Loans	288,634	324,727	-11.1%	295,971
Commercial RE Loans	554,081	566,794	-2.2%	550,427
Consumer Loans	352,159	396,219	-11.1%	362,651
Total Investment Securities	3,591,637	3,300,108	8.8%	3,543,838
Equity Securities	1,749	2,992	-41.5%	1,763
Debt Securities Available For Sale	2,538,837	2,063,576	23.0%	2,444,582
Debt Securities Held To Maturity	1,051,051	1,233,540	-14.8%	1,097,493

Loans/Deposits	24.4%	27.3%		24.9%

			%
	9/30'18YTD	9/30'17YTD	Change

Total Assets	$5,600,499	$5,407,661	3.6%
Total Earning Assets	4,754,436	4,601,931	3.3%
Total Loans	1,215,712	1,325,128	-8.3%
Commercial Loans	300,215	343,091	-12.5%
Commercial RE Loans	553,507	563,980	-1.9%
Consumer Loans	361,990	418,057	-13.4%
Total Investment Securities	3,538,724	3,276,803	8.0%
Equity Securities	1,834	3,043	-39.7%
Debt Securities Available For Sale	2,442,335	1,994,281	22.5%
Debt Securities Held To Maturity	1,094,555	1,279,479	-14.5%

Loans/Deposits	25.0%	28.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'18	Q3'17	Change	Q2'18

Total Deposits	$4,893,859	$4,714,579	3.8%	$4,846,986
Noninterest Demand	2,223,678	2,103,042	5.7%	2,177,708
Interest Bearing Transaction	935,257	891,532	4.9%	924,542
Savings	1,526,100	1,475,969	3.4%	1,523,024
Time greater than $100K	90,668	108,673	-16.6%	99,955
Time less than $100K	118,156	135,363	-12.7%	121,757
Total Short-Term Borrowings	63,489	76,083	-16.6%	60,393
Shareholders' Equity	636,965	599,473	6.3%	625,409

Demand Deposits/
Total Deposits	45.4%	44.6%		44.9%
Transaction & Savings
Deposits / Total Deposits	95.7%	94.8%		95.4%

			%
	9/30'18YTD	9/30'17YTD	Change

Total Deposits	$4,856,639	$4,692,330	3.5%
Noninterest Demand	2,186,250	2,069,521	5.6%
Interest Bearing Transaction	928,479	884,171	5.0%
Savings	1,522,414	1,489,643	2.2%
Time greater than $100K	97,877	110,512	-11.4%
Time less than $100K	121,619	138,483	-12.2%
Total Short-Term Borrowings	62,131	71,976	-13.7%
Shareholders' Equity	625,496	591,691	5.7%

Demand Deposits/
Total Deposits	45.0%	44.1%
Transaction & Savings
Deposits / Total Deposits	95.5%	94.7%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'18
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,786,511	$37,664	3.14%
Total Loans (FTE)	1,194,874	14,707	4.88%
Commercial Loans (FTE)	288,634	3,675	5.05%
Commercial RE Loans	554,081	7,556	5.41%
Consumer Loans	352,159	3,476	3.92%
Total Investments (FTE)	3,591,637	22,957	2.56%

Interest Expense Paid
Total Earning Assets	4,786,511	527	0.04%
Total Interest-Bearing Liabilities	2,733,670	527	0.08%
Total Interest-Bearing Deposits	2,670,181	518	0.08%
Interest-Bearing Transaction	935,257	129	0.05%
Savings	1,526,100	229	0.06%
Time less than $100K	118,156	69	0.23%
Time greater than $100K	90,668	91	0.40%
Total Short-Term Borrowings	63,489	9	0.06%

Net Interest Income and
Margin (FTE)		37,137	3.10%

	Q3'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,587,848	$36,153	3.14%
Total Loans (FTE)	1,287,740	15,349	4.73%
Commercial Loans (FTE)	324,727	3,959	4.84%
Commercial RE Loans	566,794	7,806	5.46%
Consumer Loans	396,219	3,584	3.59%
Total Investments (FTE)	3,300,108	20,804	2.52%

Interest Expense Paid
Total Earning Assets	4,587,848	473	0.04%
Total Interest-Bearing Liabilities	2,687,620	473	0.07%
Total Interest-Bearing Deposits	2,611,537	461	0.07%
Interest-Bearing Transaction	891,532	60	0.03%
Savings	1,475,969	220	0.06%
Time less than $100K	135,363	78	0.23%
Time greater than $100K	108,673	103	0.38%
Total Short-Term Borrowings	76,083	12	0.06%

Net Interest Income and
Margin (FTE)		$35,680	3.10%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'18	Q3'17	Change	Q2'18

Service Charges on Deposits	$4,615	$4,989	-7.5%	$4,645
Merchant Processing Services	2,464	2,153	14.4%	2,305
Debit Card Fees	1,656	1,784	-7.2%	1,698
Other Service Fees	665	652	2.0%	650
ATM Processing Fees	687	684	0.5%	698
Trust Fees	733	718	2.0%	726
Life Insurance Gains	585	-	n/m	-
Financial Services Commissions	132	148	-10.4%	141
Equity Securities Losses	(16)	-	n/m	(14)
Other Income	1,007	1,420	-29.1%	920
Total Noninterest Income	$12,528	$12,548	-0.2%	$11,769

Total Revenue (FTE)	$49,665	$48,228	3.0%	$48,354
Noninterest Income/Revenue (FTE)	25.2%	26.0%		24.3%
Service Charges/Avg. Deposits (a)	0.37%	0.42%		0.38%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.38	$7.27	1.5%	$7.28

			%
	9/30'18YTD	9/30'17YTD	Change

Service Charges on Deposits	$14,012	$14,857	-5.7%
Merchant Processing Services	7,190	6,080	18.2%
Debit Card Fees	4,959	4,851	2.2%
Other Service Fees	1,946	1,964	-0.9%
ATM Processing Fees	2,049	1,914	7.1%
Trust Fees	2,202	2,136	3.1%
Life Insurance Gains	585	-	n/m
Financial Services Commissions	387	484	-20.0%
Equity Securities Losses	(66)	-	n/m
Other Income	2,988	4,042	-26.1%
Total Noninterest Income	$36,252	$36,328	-0.2%

Total Revenue (FTE)	$145,441	$143,802	1.1%
Noninterest Income/Revenue (FTE)	24.9%	25.3%
Service Charges/Avg. Deposits (a)	0.39%	0.42%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.30	$7.32	-0.2%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'18	Q3'17	Change	Q2'18

Salaries & Benefits	$13,415	$12,816	4.7%	$13,186
Occupancy and Equipment	4,809	4,907	-2.0%	4,864
Loss Contingency (1)	3,500	-	n/m	-
Outsourced Data Processing	2,292	2,383	-3.8%	2,299
Amortization of
Identifiable Intangibles	451	760	-40.7%	453
Professional Fees	621	512	21.2%	871
Courier Service	448	451	-0.7%	422
Other Operating	1,469	2,285	-35.7%	1,882
Total Noninterest Expense	$27,005	$24,114	12.0%	$23,977

Noninterest Expense/
Avg. Earning Assets (a)	2.24%	2.09%		2.02%
Noninterest Expense/Revenues (FTE)	54.4%	50.0%		49.6%

			%
	9/30'18YTD	9/30'17YTD	Change

Salaries & Benefits	$39,952	$38,867	2.8%
Occupancy and Equipment	14,365	14,571	-1.4%
Outsourced Data Processing	6,930	6,710	3.3%
Loss Contingency (1)	3,500	-	n/m
Amortization of
Identifiable Intangibles	1,474	2,322	-36.5%
Professional Fees	2,277	1,533	48.5%
Courier Service	1,333	1,310	1.8%
Other Operating	5,365	7,812	-31.3%
Total Noninterest Expense	$75,196	$73,125	2.8%

Noninterest Expense/
Avg. Earning Assets (a)	2.11%	2.12%
Noninterest Expense/Revenues (FTE)	51.7%	50.9%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q3'18	Q3'17	Change	Q2'18

Average Total Loans	$1,194,874	$1,287,740	-7.2%	$1,209,049

Allowance for Loan Loss (ALL)
Beginning of Period	$23,040	$24,103	-4.4%	$23,081
Reversal of Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(1,013)	(475)	n/m	(41)
ALL End of Period	$22,027	$23,628	-6.8%	$23,040
Net ALL Losses / Gross ALL Losses	31%	53%		95%

Net ALL Losses / Avg. Total Loans (a)	0.34%	0.15%		0.01%

			%
	9/30'18YTD	9/30'17YTD	Change

Average Total Loans	$1,215,712	$1,325,128	-8.3%

Allowance for Loan Loss (ALL)
Beginning of Period	$23,009	$25,954	-11.3%
Reversal of Provision for Loan Losses	-	(1,900)	n/m
Net ALL Losses	(982)	(426)	n/m
ALL End of Period	$22,027	$23,628	-6.8%
Net ALL Losses / Gross ALL Losses	73%	91%

Net ALL Losses / Avg. Total Loans (a)	0.11%	0.04%

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/18	9/30/17	Change	6/30/18

Nonperforming Loans:
Nonperforming Nonaccrual	$1,611	$1,498	7.5%	$783
Performing Nonaccrual	3,870	4,285	-9.7%	4,110
Total Nonaccrual Loans	5,481	5,783	-5.2%	4,893
90+ Days Past Due Accruing Loans	361	434	-16.8%	193
Total	5,842	6,217	-6.0%	5,086
Repossessed Loan Collateral	620	1,426	-56.5%	939
Total Nonperforming Assets	$6,462	$7,643	-15.4%	$6,025

Total Loans Outstanding	$1,196,955	$1,284,782	-6.8%	$1,200,192

Total Assets	$5,529,463	$5,445,808	1.5%	$5,577,844

Loans:
Allowance for Loan Losses	$22,027	$23,628	-6.8%	$23,040
Allowance/Loans	1.84%	1.84%		1.92%
Nonperforming Loans/Total Loans	0.49%	0.48%		0.42%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/18	9/30/17	Change	6/30/18

Shareholders' Equity	$592,591	$603,957	-1.9%	$586,138
Total Assets	5,529,463	5,445,808	1.5%	5,577,844

Shareholders' Equity/
Total Assets	10.72%	11.09%		10.51%
Shareholders' Equity/
Total Loans	49.51%	47.01%		48.84%
Tangible Common Equity Ratio	8.67%	8.98%		8.47%
Common Shares Outstanding	26,727	26,319	1.6%	26,649
Common Equity Per Share	$22.17	$22.95	-3.4%	$21.99
Market Value Per Common Share	$60.16	$59.54	1.0%	$56.51

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'18	Q3'17	Change	Q2'18

Total Shares Repurchased	-	-	n/m	9
Average Repurchase Price	$-	$-	n/m	$58.46
Net Shares Issued	(78)	(15)	n/m	(58)

			%
	9/30'18YTD	9/30'17YTD	Change

Total Shares Repurchased	9	6	n/m
Average Repurchase Price	$58.46	$56.51	n/m
Net Shares Issued	(302)	(412)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/18	9/30/17	Change	6/30/18
Assets:
Cash and Due from Banks	$522,660	$561,757	-7.0%	$629,146

Investment Securities:
Equity Securities	1,734	11,373	n/m	1,750
Debt Securities Available For Sale	2,478,908	2,079,104	19.2%	2,363,194
Debt Securities Held to Maturity	1,025,699	1,204,240	-14.8%	1,076,456

Loans	1,196,955	1,284,782	-6.8%	1,200,192
Allowance For Loan Losses	(22,027)	(23,628)	-6.8%	(23,040)
Total Loans, net	1,174,928	1,261,154	-6.8%	1,177,152

Other Real Estate Owned	620	1,426	-56.5%	939
Premises and Equipment, net	35,391	35,507	-0.3%	35,774
Identifiable Intangibles, net	2,376	4,605	-48.4%	2,827
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	165,474	164,969	0.3%	168,933

Total Assets	$5,529,463	$5,445,808	1.5%	$5,577,844

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,211,028	$2,128,342	3.9%	$2,205,971
Interest-Bearing Transaction	909,954	873,145	4.2%	939,002
Savings	1,510,015	1,491,168	1.3%	1,526,228
Time	204,840	241,925	-15.3%	215,921
Total Deposits	4,835,837	4,734,580	2.1%	4,887,122

Short-Term Borrowed Funds	61,756	66,337	-6.9%	68,894
Other Liabilities	39,279	40,934	-4.0%	35,690
Total Liabilities	4,936,872	4,841,851	2.0%	4,991,706

Shareholders' Equity:
Common Equity:
Paid-In Capital	449,180	427,188	5.1%	444,871
Accumulated Other
Comprehensive Loss	(54,066)	(3,433)	n/m	(49,900)
Retained Earnings	197,477	180,202	9.6%	191,167
Total Shareholders' Equity	592,591	603,957	-1.9%	586,138

Total Liabilities and
Shareholders' Equity	$5,529,463	$5,445,808	1.5%	$5,577,844

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'18	Q3'17	Change	Q2'18
Interest & Fee Income:
Loans	$14,593	$15,082	-3.2%	$14,957
Investment Securities:
Equity Securities	85	70	21.0%	86
Debt Securities Available for Sale	15,644	11,277	38.7%	14,323
Debt Securities Held to Maturity	5,931	6,716	-11.7%	6,216
Total Interest & Fee Income	36,253	33,145	9.4%	35,582

Interest Expense:
Transaction Deposits	129	60	115.7%	60
Savings Deposits	229	220	4.0%	224
Time Deposits	160	181	-11.8%	165
Short-Term Borrowed Funds	9	12	-22.3%	10
Total Interest Expense	527	473	11.4%	459

Net Interest Income	35,726	32,672	9.3%	35,123

Reversal of Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,615	4,989	-7.5%	4,645
Merchant Processing Services	2,464	2,153	14.4%	2,305
Debit Card Fees	1,656	1,784	-7.2%	1,698
Other Service Fees	665	652	2.0%	650
ATM Processing Fees	687	684	0.5%	698
Trust Fees	733	718	2.0%	726
Life Insurance Gains	585	-	n/m	-
Financial Services Commissions	132	148	-10.4%	141
Equity Securities Losses	(16)	-	n/m	(14)
Other	1,007	1,420	-29.1%	920
Total Noninterest Income	12,528	12,548	-0.2%	11,769

Noninterest Expense:
Salaries and Benefits	13,415	12,816	4.7%	13,186
Occupancy and Equipment	4,809	4,907	-2.0%	4,864
Loss Contingency (1)	3,500	-	n/m	-
Outsourced Data Processing	2,292	2,383	-3.8%	2,299
Amortization of Identifiable Intangibles	451	760	-40.7%	453
Professional Fees	621	512	21.2%	871
Courier Service	448	451	-0.7%	422
Other	1,469	2,285	-35.7%	1,882
Total Noninterest Expense	27,005	24,114	12.0%	23,977

Income Before Income Taxes	21,249	21,106	0.7%	22,915
Income Tax Provision	4,256	6,089	-30.1%	4,905
Net Income	$16,993	$15,017	13.2%	$18,010

Average Common Shares Outstanding	26,701	26,309	1.5%	26,630
Diluted Common Shares Outstanding	26,815	26,404	1.6%	26,728

Per Common Share Data:
Basic Earnings	$0.64	$0.57	12.3%	$0.68
Diluted Earnings	0.63	0.57	10.5%	0.67
Dividends Paid	0.40	0.39	2.6%	0.40

			%
	9/30'18YTD	9/30'17YTD	Change
Interest & Fee Income:
Loans	$44,247	$46,330	-4.5%
Investment Securities:
Equity Securities	256	214	19.4%
Debt Securities Available for Sale	43,518	32,091	35.6%
Debt Securities Held to Maturity	18,321	20,997	-12.7%
Total Interest & Fee Income	106,342	99,632	6.7%

Interest Expense:
Transaction Deposits	249	174	43.5%
Savings Deposits	675	665	1.5%
Time Deposits	493	556	-11.4%
Short-Term Borrowed Funds	28	34	-17.5%
Total Interest Expense	1,445	1,429	1.1%

Net Interest Income	104,897	98,203	6.8%

Reversal of Provision for Loan Losses	-	(1,900)	n/m

Noninterest Income:
Service Charges	14,012	14,857	-5.7%
Merchant Processing Services	7,190	6,080	18.2%
Debit Card Fees	4,959	4,851	2.2%
Other Service Fees	1,946	1,964	-0.9%
ATM Processing Fees	2,049	1,914	7.1%
Trust Fees	2,202	2,136	3.1%
Life Insurance Gains	585	-	n/m
Financial Services Commissions	387	484	-20.0%
Equity Securities Losses	(66)	-	n/m
Other	2,988	4,042	-26.1%
Total Noninterest Income	36,252	36,328	-0.2%

Noninterest Expense:
Salaries and Benefits	39,952	38,867	2.8%
Occupancy and Equipment	14,365	14,571	-1.4%
Outsourced Data Processing	6,930	6,710	3.3%
Loss Contingency (1)	3,500	-	n/m
Amortization of Identifiable Intangibles	1,474	2,322	-36.5%
Professional Fees	2,277	1,533	48.5%
Courier Service	1,333	1,310	1.8%
Other	5,365	7,812	-31.3%
Total Noninterest Expense	75,196	73,125	2.8%

Income Before Income Taxes	65,953	63,306	4.2%
Income Tax Provision	13,444	17,441	-22.9%
Net Income	$52,509	$45,865	14.5%

Average Common Shares Outstanding	26,622	26,260	1.4%
Diluted Common Shares Outstanding	26,736	26,379	1.4%

Per Common Share Data:
Basic Earnings	$1.97	$1.75	12.6%
Diluted Earnings	1.96	1.74	12.6%
Dividends Paid	1.20	1.17	2.6%

Footnotes and Abbreviations:
(1) The Company achieved a mediated settlement to dismiss a lawsuit.
Certain amounts in prior periods have been reclassified to conform to the current presentation.
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized